Exhibit 24.1

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints James S. Porter, Patricia A. Beithon and Magdalen R. Kirchoff, and each of them, him or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2020 Annual Report on Form 10-K of Apogee Enterprises, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of April, 2020.

/s/ Donald A. Nolan
Donald A. Nolan, Chairman

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints James S. Porter, Patricia A. Beithon and Magdalen R. Kirchoff, and each of them, him or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2020 Annual Report on Form 10-K of Apogee Enterprises, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of April, 2020.

/s/ Bernard P. Aldrich
Bernard P. Aldrich, Director

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints James S. Porter, Patricia A. Beithon and Magdalen R. Kirchoff, and each of them, him or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2020 Annual Report on Form 10-K of Apogee Enterprises, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 16th day of April, 2020.

/s/ Christina M. Alvord
Christina M. Alvord, Director

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints James S. Porter, Patricia A. Beithon and Magdalen R. Kirchoff, and each of them, him or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2020 Annual Report on Form 10-K of Apogee Enterprises, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 20th day of April, 2020.

/s/ Frank G. Heard
Frank G. Heard, Director

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints James S. Porter, Patricia A. Beithon and Magdalen R. Kirchoff, and each of them, him or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2020 Annual Report on Form 10-K of Apogee Enterprises, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of April, 2020.

/s/ Lloyd E. Johnson
Lloyd E. Johnson, Director

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints James S. Porter, Patricia A. Beithon and Magdalen R. Kirchoff, and each of them, him or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2020 Annual Report on Form 10-K of Apogee Enterprises, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of April, 2020.

/s/ Elizabeth M. Lilly
Elizabeth M. Lilly, Director

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints James S. Porter, Patricia A. Beithon and Magdalen R. Kirchoff, and each of them, him or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2020 Annual Report on Form 10-K of Apogee Enterprises, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of April, 2020.

/s/ Herbert K. Parker
Herbert K. Parker, Director

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints James S. Porter, Patricia A. Beithon and Magdalen R. Kirchoff, and each of them, him or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2020 Annual Report on Form 10-K of Apogee Enterprises, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 22nd day of April, 2020.

/s/ Mark A. Pompa
Mark A. Pompa, Director

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints James S. Porter, Patricia A. Beithon and Magdalen R. Kirchoff, and each of them, him or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2020 Annual Report on Form 10-K of Apogee Enterprises, Inc., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 17th day of April, 2020.

/s/ Patricia K. Wagner
Patricia K. Wagner, Director

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